Exhibit 10.7

AMENDMENT NUMBER ONE to OPEN TOOLS LICENSE AGREEMENT

This Amendment Number One (the “Amendment”) to the Microsoft Open Tools License Agreement dated as of March 2, 1999 (the “Agreement”) is entered into by and between MICROSOFT CORPORATION (“MS”) and INPRISE CORPORATION (“Company”) as of June 2, 1999 (the “First Amendment Effective Date”).

Effective as of the Amendment date indicated above, the below signed parties hereby mutually agree that the indicated portion(s) of the above referenced license agreement (hereinafter the “Agreement”) are hereby amended as follows:

1. Section 1(j) of the Agreement is hereby amended and restated in its entirety as follows:

1(j) “Software” shall mean, collectively, the Object Code Files, Header and Library Files, Core Files, Documentation Sources, Sample Code, and Redistributables delivered to Company pursuant to Section 5(a)(i), 5(a)(ii), and 5(a)(iii). Software shall also include any foreign language translations of such files that MS has prepared, provided COMPANY requests delivery of such files and pays any applicable license fees.

2. Section 1(k) of the Agreement is hereby amended to add the words “Windows 2000” after the words “Windows 98.”

3. The following Section 1(m) is hereby added to the Agreement:

1(m) “Open Tools Software” shall mean that portion of the Software that is delivered to the Company as part of the MS Open Tools program pursuant to the terms of Section 5(a)(i) of this Agreement.

4. The following Section 1(n) is hereby added to the Agreement:

1(n) “Windows Platform SDK” shall mean the MS software development kit that is intended by MS to include all the files that MS believes an application developer would reasonably need in order to develop applications that target Microsoft Windows 98, Microsoft Window 2000, and Microsoft BackOffice 4.5, including any new upgrades, versions and successors of such products that are released during the term of this Agreement. The parties understand and agree that the Windows Platform SDK does not include compilers, debuggers or other program authoring tools unless expressly included therein by MS in its sole discretion.

5. The following Section 1(o) is hereby added to the Agreement:

1(o) “Windows Platform SDK Subset” shall mean the entire Windows Platform SDK, except for those files that are identified in writing by MS at the time they are delivered to the Company pursuant to Section 5(a)(ii) of this Agreement as being (i) licensed from a third party with redistribution rights that do not allow MS to license those files to Company for distribution with its Tools pursuant to the terms of this Agreement, (ii) old or obsolete files in the view of MS unless they are included in the then-current version of Microsoft Visual Studio (in which case, Company agrees to consider the request that it exclude such files from forthcoming updates and versions of its Tools in good faith, but shall not be obligated to do so), or (iii) files about which MS has insufficient information or knowledge to grant distribution rights to the Company.

6. The following Sections 2(a)(iv) is hereby added to the Agreement:

2(a)(iv)to distribute with its Tools – the Windows Platform SDK Subset in accordance with the rights granted herein for the categories (e.g. Object Code Files, Header and Library Files, Core Files, Sample Code, Documentation Sources, and Redistributables) into which the files of the Windows Platform SDK Subset are placed as set forth in the license addendum(s) delivered to

Company with the Windows Platform SDK (the “License Addendum(s)”). Company may also distribute old or obsolete files included in the Platform SDK (provided Section 1(o)(i) and 1(o)(iii) do not apply) but only as part of upgrades or new versions of Tools that are marketed only to its Tool customers that require such files to support legacy computer systems. Company shall not distribute with its Tools any versions of the Windows Platform SDK that it receives under license agreements or non-disclosure agreements that are outside the scope of the Open Tools program, except as may be specifically permitted pursuant to the terms of such agreements. All versions of the Windows Platform SDK that are delivered as part of the Open Tools program shall include License Addendum(s).

7.        Section 2(b) of the Agreement is hereby amended to add the words “or Microsoft BackOffice 4.5 (including new updates, versions and successors thereof)” after the first occurrence of the words “MS Systems” in the fourth line of Section 2(b).

8. The following provisions shall be added to the end of Section 3(c) of the Agreement:

Notwithstanding the foregoing, Company may distribute with Tools commercially released prior to the date that Microsoft Windows 2000 is first available in final commercial form in the retail channel (the “General Availability Date”) all beta versions of the Windows Platform SDK Subset that MS delivers to Company after the First Amendment Effective Date and before the General Availability Date, provided that the Company (a) licenses the Windows Platform SDK Subset to end users of its Tools for evaluation and testing purposes only; (b) clearly marks such Windows Platform SDK Subset as “BETA” or pre-release code; (c) does not permit redistribution of the Windows Platform SDK Subset by end users with their applications or programs; (d) agrees to indemnify, hold harmless, and defend MS from and against any claims or lawsuits, including attorneys’ fees, that arise or result from the use of distribution of the Tools; and (e) is solely responsible for updating end users of the Tools with versions of such Tools that include the final Windows Platform SDK Subset.

9. Section 5(a) of the Agreement shall be amended to be Section 5(a)(i) and wherever the word “Software” appears in such section, it shall be replaced with the term “Open Tools Software.”

10. The following new Section 5(a)(ii) shall be added to the Agreement:

MS agrees to provide Company with the same Windows Platform SDK that it provides to its own developer tools group and all other third parties. MS shall make its initial delivery of the current beta version of the Windows Platform SDK within ten (10) days after the First Amendment Effective Date. MS agrees to deliver one copy of all subsequent beta and final versions of the Windows Platform SDK and all upgrades thereto that MS delivers to third parties during the term of this Agreement no later than the date that MS delivers the same to its external customers. Upon request of Company, MS agrees to follow up in a prompt and commercially reasonable manner to (a) identify third party licensors of files that have been excluded from the Platform SDK Subset for the reason described in Section 1(o)(i) of this Agreement to the extent that MS is not bound to keep the identity of such licensors confidential, (b) explain why MS views filed excluded pursuant to Section 1(o)(ii) as being old or obsolete, and (c) provide information about why files excluded under Section 1(o)(iii) of this Agreement are not currently redistributable by the Company and provide a commercially reasonable time frame for when MS will be able to ascertain with certainty whether such excluded files are distributable pursuant to the terms of this Agreement. From time to time during the term of this Agreement, Company also may request that MS amend the categorization of files included in the Windows Platform SDK Subset. MS agrees to consider all such requests in good faith and agrees that it shall not unreasonably withhold its agreement to make such amendments.

11. The following new Section 5(a)(iii) shall be added to the Agreement:

2

            If at any time during the term of this Agreement MS distributes one or more files (the “Requested Files”) in a beta or commercially released version of Microsoft Visual Studio, including new upgrades, versions and successors thereof (“Visual Studio”) that are not offered to the Company for distribution under this Agreement as part of the Platform SDK Subset or the Open Tools program, the Company may deliver a written notice to MS requesting the right to distribute the Requested Files with its Tools as part of the Software licensed hereunder and MS agrees that it shall promptly respond to such requests in writing within thirty (30) days after they are received. A failure by Microsoft to respond in such a time frame shall not be grounds for Company to distribute the Requested Files pursuant to the terms of this Agreement. In its response to the notice from Company, MS agrees that it shall grant the Company’s request to distribute the Requested Files pursuant to the terms of this Agreement and that the Requested Files will be categorized in the same categories (e.g., as “Redistributables” or “Sample Code”) as such files are categorized in Visual Studio if each of the following conditions precedent have been satisfied:

(A)

MS has marketed or advertised the functionality represented by the Requested Files as Windows or BackOffice technology or has specifically required that the functionality represented by the Requested Files be distributed by application developers as part of an application product in order to comply with the “Windows compatible” logo certification program or its successor;

(B)	The Requested Files are included in Visual Studio for the purpose of allowing a third party to build applications and not merely as part of the build of the underlying Visual Studio product;
(C)

The Requested Files are of the same character as the files licensed hereunder (i.e., Object Code Files, Header and Library Files, Core Files, Sample Code, Documentation Sources, and Redistributables) and are not compilers, debuggers or other core development tool technologies; and

(D)	MS has all necessary rights from third parties in the Requested Files to grant such distribution rights to Company.

The Company’s right to distribute the Requested Files pursuant to the terms above shall be further conditioned upon and subject to the following restrictions: (1) if MS charges Visual Studio end users a license fee or royalty for the right to redistribute Requested Files, then Company agrees that it shall be required to charge its end user customers the same license fee or royalty and collect the same and pay it over to MS on not less than a quarterly basis (along with reasonable, auditable accounting records therefor), and (2) if MS later withdraws the Requested Files from a subsequent version of Visual Studio, then Company shall also withdraw such Requested Files from all new versions of its Tools that it commercially releases after the date that MS commercially releases such new version of Visual Studio, provided MS has provided Company with reasonable advance notice of its intention to withdraw the Requested Files from Visual Studio. For purposes of the previous sentence, notice at least ninety (90) days prior to the date that Company commercially releases its updated Tool shall be deemed “reasonable.”

12. The words “and Windows Platform SDK” shall be inserted between the words “Software” and “that” in the second line of Section 5(b).

13. Section 5(c) of the Agreement is hereby amended and restated in its entirety as follows:

The initial delivery of the Software pursuant to Section 5(a) is hereby deemed accepted by COMPANY. COMPANY shall be deemed to have accepted all Updates and beta versions of the Software upon receipt by COMPANY.

14. Section 7(a) of this Agreement is hereby amended and restated in its entirety as follows:

3

Provided this Agreement has been properly executed by authorized representatives of COMPANY and MS, the term of this Agreement shall be 5 years from the Effective Date.

15. Exhibit C of the Agreement are hereby amended to include the files described in the attached, Amended Exhibit C.

16.      This Amendment shall amend, modify and supersede, to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly affected by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals.

MICROSOFT CORPORATION	INPRISE CORPORATION

/s/ Paul Maritz	/s/ Jay R. Leite

(Sign)	(Sign)

Paul Maritz	Jay R. Leite

Name (Print)	Name (Print)

Group Vice President	CFO

Title	Title

June 1, 1999	7 June 1999

Date	Date

4

AMENDED EXHIBIT C

The following are hereby added to Exhibit C of the Open Tools Agreement between Inprise and Microsoft dated as of March 2, 1999 (Headers and Libraries):

AdoDef.h CertBCli.h comsvcs.h ConvDlle.h Guiddef.h LMRepl.h SChannel.h Tvout.h WinEFS.h

AccCtrl.h
AclAPI.h
AcICIs.h
AcISid.h
AclUI.h
AcNtDefs.h
AcptNtfy.ldl
Activecf.h
activeds.h
Activex.Rcv
Activex.ver
ActivScp.h
ActivScp.ldl
AddrLkup.h
Admex.h
AdminExt.h
Adold.h
Adolnt.h
AdoJavaS.Inc
adptif.h
adsdb.h
adserr.h
adshlp.h
adsiid.h
adsnms.h
adssts.h
AgtCtl.h
AgtCtl_i.c
AgtErr.h
AgtSvr.h
AgtSvr_i.c
Amaudio.h
amrtpdmx.h
amrtpnet.h
amrtpnet.ldl
amrtpss.h
amrtpss.ldl
Amstream.h
Amstream.ldl
Amvideo.h
AppAvCap.h

1

AsptIb.h
AssertBreak.h
AtalkWsh.h
AttrName.H
Auo.h
Auo.ldl
Austream.h
Austream.ldl
AviFmt.h
Aviriff.h
Axcore.ldl
Axextend.Idl
BaseMake.Inc
BaseTsd.h
BaseTyps.h
bdnapi.h
BH.h
BHCommon.Ver
BHErr.h
BHErr.Inc
BHFilter.h
BHSupp.h
BHTypes.h
BHver.h
BkOffice.Mak
BLBErr.H
bpcpri.h
bpcreg.h
bpcsusp.h
brerror.h
bridge.h
BrokCfg.h
BrokCfg.ldl
brprop.h
Buffer.h
CallConv.inc
CatProps.h
CatProps.ldl
CdErr.h
CdfGen.h
CdfGen.ldI
CDO.h
CDO.IdI
CDOErr.h
CDO_i.c
CertAdm.h
CertBase.h
CertCli.h
Certenc.h
CertExit.h
Certif.h
Certmod.h
Certpol.h
CertSrv.h
CertView.h
CGuid.h

2

ChanMgr.h
ChanMgr.ldl
channelt.h
chanstr.h
chprop.h
ChPtrArr.h
ChStrArr.h
ChString.h
CiError.h
CluAdmEx.h
CluAdmEx.ldl
ClusApi.h
ClusMsg.h
cmdproc.h
Codecs.h
Color.Dlg
ColorDIg.h
comadmin.h
comadmin.ldl
ComCat.h
ComCat.ldl
ComDef.h
Comlite.h
CommCtrl.h
CommCtrl.rh
CommDlg.h
Common.Ver
CompObj.h
Control.h
Control.Odl
ConvClss.h
Convcwrp.h
ConvDII.h
ConvDIIc.h
Convengn.h
ConvIncl.h
ConvReg.h
ConvRegh.h
ConvStrc.h
Copyfile.Mak
CpI.h
Cplext.h
CrsApi.Tlb
CrsCIsId.h
Crslntf.h
Crslntf.ldl
CrsMsg.Bas
CrsMsg.h
CrsMsg.Inc
CrsSink.h
CrsSink.ldl
CrsSink.Tib
CrsTypes.Bas
CrsTypes.h
CrsTypes.Inc
Ctl3d.h

3

CustCntI.h
Cutlist.h
d3d.h
d3dcaps.h
d3drm.h
d3drmdef.h
d3drmobj.h
d3dtypes.h
d3dvec.inl
Danim.h
daogetrw.h
Dapi.h
DapiMsg.h
DataPath.h
DbcsStr.h
dbdao.h
dbdaoerr.h
dbdaoid.h
dbdaoint.h
dbsets.h
Dbt.h
Dde.h
Dde.rh
Ddeml.h
ddraw.h
Ddrawex.h
Ddstream.h
Ddstream.ldl
Devenum.ldl
devtype.h
Digitalv.h
dinput.h
Dispatch.h
Dispdib.h
Dispex.h
Dispex.ldl
DlcAPI.h
Dlgs.h
DocObj.h
DocObj.ldl
dplay.h
dplobby.h
DPrintf.h
dsetup.h
DsGetDC.h
DskQuota.h
dsound.h
Dsrole.h
dssenum.h
DTCHELP.H
Dv.h
Dvdevcod.h
Dvdif.ldl
Dvdmedia.h
DvObj.h
dvp.h

4

dxfile.h
dxsdk.inc
EdbBack.h
EdbbCli.h
EDbMsg.h
Edevdefs.h
Edk.h
EdkAfx.h
EdkCfg.h
EdkCode.h
EdkDebug.h
EdkEvent.h
EdkGuid.h
EdkMapi.h
EdkMdb.h
EdkMsg.h
EdkSetup.h
EdkTrack.h
Edkutcpp.h
EdkUtils.h
EmsABTag.h
enhstat.idl
epgdspid.h
epgldrx.h
episodet.h
epprop.h
Errcpp.h
Errcppd.h
Error.h
Errors.h
Evcode.h
eventsys.h
EventSys.ldl
ExAdmin.h
ExchCli.h
ExchExt.h
ExchForm.h
Exchlnst.h
ExDisp.h
ExDisp.ldl
ExDispid.h
FaxCom.h
FaxDev.h
FaxRoute.h
FileOpen.Dlg
filtcat.h
Filter.h
Filterr.h
FindText.Dlg
Font.Dlg
Frame.h
FrQuery.h
Ftslface.h
FwCommon.h
GenLex.h
genre.h

5

gl.h
glaux.h
GlobIMak.Mak
glu.h
GPEdit.h
GthrAdminSdk.h
GthrAdminSdk.ldl
GthrNtfy.h
GthrNtfy.ldl
GthrNtfySdk.h
GthrNtfySdk.ldl
GWMain.h
GWReport.h
HIGuids.h
Hllface.h
HIlface.ldl
HLink.h
HLink.ldl
HtmIGuid.h
HtmlHelp.h
HttpFilt.h
IAccess.h
IAccess.ldl
Iadmw.h
iads.h
Iamovie.ldl
Icm.h
Icmui.Dlg
Idf.h
IDisplds.h
IdxAdminSdk.h
IdxAdminSdk.ldl
ih26xcd.h
IIIS.h
IImgCtx.h
IIScnfg.h
Il21dec.h
Ilogobj.Hxx
ILS.idl.
ILSGuid.h
ImageHlp.h
Ime.h
IMessage.h
Imm.h
IMSConf2.ldl
InetReg.h
InetSDK.h
InetSDK.Idl
INetSDK.Mak
Inilib.h
InitGuid.h
InitOlD.h
Instance.h
IntShCut.h
ipenhsnd.idl
IPExport.h

6

IPHlpApi.h
ipifcons.h
ipmcDefs.h
ipmConv.h
iprtrmib.h
IPTypes.h
ipxconst.h
ipxrip.h
ipxrtdef.h
ipxsap.h
ipxtfflt.h
irtprph.h
irtpsph.h
IsGuids.h
lssPer16.h
IssPErr.h
JavaDbg.h
JavaExec.H
JDbgGUID.h
Ks.h
KsGuid.h
KsMedia.h
KsProxy.h
Ksuuids.h
LAdmin2.h
LAdmin2.IdI
List.h
LM.h
LMaccess.h
LMalert.h
LMAPlbuf.h
LMat.h
LMaudit.h
LMConfig.h
LMCons.h
LMDFS.h
LMErr.h
LMErrIog.h
LMJoin.h
LMMsg.h
LMRemUtI.h
LMServer.h
LMShare.h
LMSName.h
LMStats.h
LMSvc.h
LMUse.h
LMUseFIg.h
LMWksta.h
LoadPerf.h
LZExpand.h
Make.Inc
MAPI.h
MAPICode.h
MAPIDbg.h
MAPIDefS.h

7

MAPIForm.h
MAPIGuid.h
MAPIHook.h
MAPINIs.h
MAPIOID.h
MAPISPI.h
MAPITags.h
MAPIUtiI.h
MAPIVal.h
MAPIWin.h
MAPIWz.h
MAPIX.h
MBLogon.h
MbxData.h
MciAvi.h
Mcx.h
Mdcommsg.h
Mddefw.h
MDHCP.h
Mdmsg.h
mdsi.h
mdsimsgs.h
MethodContext.h
mgm.h
MgmtAPI.h
Midles.h
Mimelnfo.h
Mimelnfo.ldl
MLang.h
MLang.ldl
MMC.h
MMC.Idl
MMReg.h
Mmstream.h
Mmstream.ldl
MMSystem.h
Mobsync.h
Mobsync.ldl
Moniker.h
Monitor.h
MonShare.h
Mpconfig.h
Mpegtype.h
mprapi.h
mprerror.h
mprui.h
MQ.H
MQOAI.H
MSAcm.h
MSAcmDIg.DIg
MSAcmDlg.h
MSApcDlg.h
msbdnapi.idl
msCpyDis.h
MSDadc.h
MSDaGuid.h

8

MSDaosp.h
MSDasc.h
MSDaSql.h
MSDatSrc.h
MSDetect.h
MSFS.h
MsgEmit.h
MsHtmcid.h
MsHtmdid.h
MsHtmHst.h
MsHtmHst.IdI
MsHTML.h
MsHTML.Idl
msi.h
msimdb.h
msiquery.h
MSJetOleDb.h
MSPAB.h
MSPST.h
msRegdb.h
msShared.h
mssip.h
MSTask.h
MSTask.ldl
MSTErr.h
mstv.h
MSWSock.h
MsXml.h
MsXml.ldl
MsXmlDld.h
MtsEvents.h
MtsGrp.h
Mtx.h
mtxadmin.h
mtxadmin_i.c
mtxattr.h
Mtxdm.h
multimon.h
MuItInfo.H
Nal.h
NalTypes.h
NativCom.h
Native.h
Nb30.h
NDdeSec.h
NetErr.h
network.h
NewPst.h
NIAdmin.h
NIAdmin.ldl
NNTPReg.Vbs
NspAPI.h
NtDsAPI.h
NTQuery.h
NTSDExts.h
NTSecAPI.h

9

NTVerP.h
OAIdI.h
OAIdI.Idl
ObjBase.h
ObjCreator.h
ObjCreator.ldl
Objectty.h
ObjError.h
Objldl.h
Objldl.ldl
ObjPath.h
ObjSafe.h
ObjSafe.ldl
OCIdI.h
OCIdI.IdI
Odbclnst.h
ODBCSS.H
OdbcVer.h
OemnsVBh.Inf
Oid.h
Oldplib.h
Ole2.h
Ole2Ver.h
OleAcc.h
OleAuto.h
OIeCtI.h
OIeCtIId.h
OIeDb.h
OleDbErr.h
OleDbJvs.Inc
OIeDbVbs.Inc
OIeDIg.DIg
OIeDIg.h
Oleldl.h
OIeIdI.Idl
oletx2xa.h
OPathLex.h
packet.h
Parser.h
Pbt.h
Pcrt32.h
Pdh.h
PdhMsg.h
Perf.h
Perf.Inc
PerHist.h
PerHist.ldl
Persist.h
Playlist.h
Polarity.h
PopPack.h
PostMake.Inc
PrnSetup.Dlg
PropIdl.h
PropPage.h
Proptag.h

10

protocol.h
Provider.h
ProxyGen.h
Proxylnf.h
PrSht.h
PshPack1.h
PshPack2.h
PshPack4.h
PshPack8.h
Qnetwork.h
Qos.h
QosName.h
Qossp.h
QryCodes.h
Queue.h
ras.h
rasdlg.h
raseapif.h
raserror.h
rassapi.h
rasshost.h
rating.h
Ratings.h
ratingsy.h
rClsid.h
ReadMe.Txt
RecGuids.h
Reconcil.h
RefPtrCollection.h
RegStr.h
REND.H
Resapi.h
RetCode.h
Richedit.h
RichOle.h
rmxfguid.h
rmxftmpl.h
rmxftmpl.x
RNDErr.H
routprot.h
RuIeCls.h
Rpc.h
RpcAsync.h
Rpcbak.h
RpcDce.h
RpcDceP.h
RpcNdr.h
RpcNsi.h
RpcNsip.h
RpcNtErr.h
RpcPri.h
RpcProxy.h
RpcPub.h
RtfLib.h
rtm.h
Rtp.h

11

rtutils.h
saDapi.h
SCardDat.h
SCardDat.Idl
SCardErr.h
SCardMgr.h
SCardMgr.ldl
SCardSrv.h
SCardSrv.ldl
SchemaEdit.h
SchemaEdit.ldl
SchnIsp.h
SCode.h
ScrnSave.h
ScrptIDs.h
SDKBId.Mak
SDKPropBld.Mak
SDPBLB.H
SDPErr.H
SecExt.h
Security.h
SehMap.h
servprov.h
ServProv.ldl
SetupAPI.h
SetupDD.h
SetupStr.h
SetupStr.Idl
sGWData.h
ShellAPI.h
ShFolder.h
ShIDisp.h
ShIGuid.h
ShIObj.h
ShLwApi.h
SimpData.h
SipBase.h
SMBData.h
SMPAB.h
SMPMS.h
SMPXP.h
SmsApi.h
Smslnfo.h
SMSSecur.h
SMTPReg.Vbs
Snados.h
Snanls.h
Snapmon.h
Sna_cnst.h
Snmp.h
SpOrder.h
SqI.h
SqldB.h
SqlExt.h
SqlFront.h
SqIOIe.h

12

SqlOleDb.h
SqlOleld.h
SqlTypes.h
SqlUcode.h
Sql_1.h
SrchStat.h
Srv.h
SrvApi.H
SrvConst.H
SrvdBTyp.H
SrvMisc.H
SrvStruc.H
SrvTOK.H
SrvTypeS.H
SSEvent.h
SSEvent.ldl
SSEvent.Tlb
SspGuid.h
Sspi.h
SspsErr.h
Sspsldl.h
Sspsldl.ldl
station.h
Stats.h
StatType.h
stm.h
Storage.h
stream.idl
streamty.h
Strmif.h
Strmif.Idl
subgenre.h
SubsMgr.h
SubsMgr.ldl
SvcGuid.h
SvrAPI.h
syncdtct.h
TagNames.h
Tapi.h
Tapi3.H
Tapi3cc.h
Tapi3cc.ldl
Tapi3ds.h
Tapi3ds.ldl
Tapi3Err.h
Tapi3if.h
Tapi3if.ldl
TCError.h
TCGuid.h
TextServ.h
theme.h
ThreadBase.h
timeslot.h
TIHeIp32.h
TNEF.h
TOM.h

13

tpstart.h
trace.h
Traffic.h
transact.h
trnsdt.h
TSPI.h
tss.h
tssadmin.odl
tssutil.h
tvdisp.h
tvdisp.odl
tvdispid.h
txcoord.h
TxCtx.h
txdtc.h
UaStrFnc.h
Unknwn.h
Unknwn.ldl
UrlHist.h
UrIHist.Idl
UrIMon.h
UrlMon.ldl
UserEnv.h
UtilLib.h
Uuids.h
Variant.h
Vcr.h
VdmDbg.h
Verfile
VerifUsr.h
VerifUsr.ldl
Version.h
Vfw.h
Vfwmsgs.h
vidsvr.odl
vidtypes.h
Vpconfig.h
Vpnotify.h
Vptype.h
vsof.h
vsop.h
vsopcsid.h
W32chico.mk
W32sUT.h
Wab.h
WabApi.h
WabCode.h
WabDefs.h
Wablab.h
WabMem.h
WabNot.h
WabTags.h
WabUtil.h
WbemCli.h
WbemCli.ldl
WbemDisp.ldl

14

WbemGlue.h
Wbemldl.h
WbemProv.h
WbemProv.ldl
WbemTime.h
WbemTran.h
WbemTran.ldl
WbemTypes.h
WDbgExts.h
WFExt.h
Win32.Mak
WinAble.h
WinBase.h
WinCon.h
WinCrypt.h
WinDef.h
Windows.h
WindowsX.h
Windowsx.h16
WinError.h
WinFax.h
WinGDI.h
Winlnet.h
WinloCtl.h
winldap.h
WinNetWk.h
WinNIs.h
WinNIs32.h
WinNT.h
WinNT.rh
WinPerf.h
WinReg.h
WinResrc.h
WinSCard.h
Winsli.h
WinSmCrd.h
WinSnmp.h
WinSock.h
WinSock2.h
WinSpool.h
WinSvc.h
WinTrust.h
WinUser.h
WinUser.rh
WinVer.h
WinWlx.h
WinWrap.h
WowNT16.h
WowNT32.h
WPApi.h
WPCrsMsg.h
WPFtpMsg.h
WPObj.ldl
WPPstMsg.h
WPSpi.ldl
WPSpiHIp.h

15

WPTypes.h
WPWizMsg.h
WrpGuid.h
WS2atm.h
WS2dnet.h
WS2spi.h
WS2tcpip.h
WShisotp.h
WSipx.h
WSnetbs.h
WSNwLink.h
WSvns.h
WTypes.h
WTypes.ldl
xa.h
XactOMsg.H
XCMC.h
XCMCExt.h
XCMCMSX2.h
XCMCMSXT.h
Xenroll.h
XmIDom.ldl
XmIDomDid.h
xoIehIp.h
_dbdao.h
_Entryid.h

in \mssdk\lib

AcIUI.Lib
activeds.Lib
Adme.Lib
adptif.Lib
adsiid.Lib
AdvAPI32.Lib
Amstrmid.Lib
bdnapi.lib
BHMon.Lib
BHSupp.Lib
Cap.Lib
Certldl.Lib
CiUuid.Lib
CluAdmEx.Lib
ClusApi.Lib
ComCtl32.Lib
ComDlg32.Lib
comsvcs.lib
Crypt32.Lib
d3dim.lib
d3drm.lib
d3dxof.lib
DacDll.Lib
Daguid.Lib
Danim.Lib
dapi.lib

16

Dbcs.Lib
dbsets.lib
dbsetsst.lib
ddraw.lib
DfLayout.Lib
dinput.lib
DIcAPI.Lib
dmapiw32.lib
dplayx.lib
dsetup.lib
dsound.lib
DtcCfg.Lib
DtcCm.Lib
dtchelp.lib
DtcTrace.Lib
DtCuic.Lib
DtCuis.Lib
DtcUtil.Lib
dxguid.lib
edbbcli.lib
Fdi.Lib
Filter.Lib
fmistr32.Lib
FrameDyn.Lib
Friendly.Lib
Gdi32.Lib
GlAux.Lib
GIU32.Lib
GtrTst32.Lib
Guids.Lib
HexEdit.Lib
HLink.Lib
Htmlhelp.Lib
lcmui.Lib
ihvlink.Lib
ImageHIp.Lib
Imm32.Lib
IPHlpApi.Lib
lprop.lib
Kernel32.Lib
KSGuid.Lib
KSProxy.Lib
LoadPerf.Lib
LogMgr.Lib
Lz32.Lib
MAPI.Lib
MAPI32.Lib
MapiW32.Lib
MDHCPID.Lib
Measure.Lib
MgmtAPI.Lib
MMC.Lib
MobSync.lib
Mpr.Lib
mprapi.Lib
MQOA.LIB

17

MQRT.Lib
MSAcm32.Lib
Mscms.Lib
MsDasc.Lib
MSDTCPrx.Lib
MSDTCTm.Lib
msi.lib
MSlmg32.Lib
MSJava.Lib
MSRating.Lib
MSTask.Lib
MsWSock.Lib
mtx.lib
NaI.Lib
NDdeAPI.Lib
NetAPI32.Lib
NMApi.Lib
NtDsAPI.Lib
NtDsBCli.Lib
NTMSAPI.Lib
NtQuery.Lib
NTWDbLib.Lib
Objectty.Lib
ODBC32.Lib
ODBCCP32.Lib
Ole32.Lib
OleAcc.Lib
OleAut32.Lib
OleDb.Lib
OleDbd.Lib
OleDIg.Lib
OlePro32.Lib
OpenDS60.Lib
OpenGL32.Lib
Osptk.Lib
Parser.Lib
Pdh.Lib
PEnter.Lib
proptag.lib
QosName.Lib
Quartz.Lib
RASAPI32.Lib
RASDIg.Lib
RASsAPI.Lib
RENDID.Lib
ResUtils.Lib
RichEd20.Lib
RpcNdr.Lib
Rpcns4.Lib
RpcRT4.Lib
rtflib32.lib
rtm.Lib
rtutils.Lib
sadapi.lib
SCardDlg.Lib
ScrnSave.Lib

18

ScrnSavW.Lib
SDPBLBID.Lib
SetupAPI.Lib
Shell32.Lib
ShLwApi.Lib
SIbs.Lib
SmsApi.Lib
Snacli.Lib
SnanIs.Lib
SnmpAPI.Lib
SpOrder.Lib
Strmiids.Lib
svcguid.lib
SvcSrvl.Lib
T3llD.Lib
Tapi32.Lib
Thunk32.Lib
Toolbar.Lib
Traffic.Lib
trnsdt.Lib
tssutil.lib
Url.Lib
Urlmon.Lib
User32.Lib
UserEnv.Lib
Util.Lib
Uuid.Lib
VdmDbg.Lib
Version.Lib
Vfw32.Lib
wappc32.Lib
WbemUUID.Lib
wcpic32.Lib
WebPost.Lib
Wincsv32.Lib
Winfax.Lib
Winlnet.Lib
WinMM.Lib
Winrui32.Lib
WinSCard.Lib
Winsli32.Lib
WinSpool.Lib
WinStrm.Lib
WinTrust.Lib
wIdap32.Lib
Wow32.Lib
WS2_32.Lib
WSnmp32.Lib
WSock32.Lib
Wst.Lib
xaswitch.lib
xolehlp.lib

Files added as of June 7, 1999:

\mssdk\include\ads.odl

19

\mssdk\incIude\advpub.h
\mssdk\incIude\avicap.h
\mssdk\incIude\certdb.h
\mssdk\incIude\computer.odI
\mssdk\incIude\core.odl
\rnssdk\incIude\domain.odl
\mssdk\include\dsnamesp.odl
\mssdk\include\fserv.odl
\mssdk\include\fshare.odl
\mssdk\include\group.odl
\mssdk\incIude\header.h
\mssdk\include\locality.odl
\mssdk\incIude\lsapi.h
\mssdk\include\mmsystem.inc
\mssdk\incIude\namesps.odl
\mssdk\include\ocmm.h
\mssdk\include\ocmm.idl
\rnssdk\include\printer.odl
\mssdk\incIude\printjob.odl
\mssdk\include\resource.odl
\mssdk\include\rowset.h
\mssdk\incIude\scarddat_i.c
\mssdk\include\scardmgr_i.c
\mssdk\include\scardsrv_i.c
\mssdk\include\schema.odl
\mssdk\incIude\serv.odl
\mssdk\incIude\session.odl
\mssdk\incIude\sspsidl_i.c
\mssdk\include\toolhelp.inc
\mssdk\incIude\user.odl
\mssdk\incIude\vbsqI.bas
\mssdk\include\vbsql.bi
\mssdk\incIude\windows.inc

20